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                                                             EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-88298, 33-88300, 33-97094 and 333-11651.


                                                ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 27, 1996